Form PTO-1594 (Rev. 01-09)
OMB Collection 0651-0027 (exp. 02/28/2009)

U.S. DEPARTMENT OF COMMERCE
United States Patent and Trademark Office

RECORDATION FORM COVER SHEET
TRADEMARKS ONLY

To the Director of the U. S. Patent and Trademark Office: Please record the attached documents or the new address(es) below.

1. Name of conveying party(ies):

DOCTORS FOR NUTRITION, INC.

☐ Individual(s) ☐ Association
☐ General Partnership ☐ Limited Partnership
☒ Corporation- State: CALIFORNIA
☐ Other

Citizenship (see guidelines) USA

Additional names of conveying parties attached? ☐ Yes ☒ No

2. Name and address of receiving party(ies)

Additional names, addresses, or citizenship attached? ☐ Yes ☒ No

Name: CEAUTAMED WORLDWIDE LLC
Internal Address: SUITE 105
Street Address: 3604 S. OCEAN BOULEVARD
City: HIGHLAND BEACH
State: FLORIDA
Country: USA Zip: 33487

☐ Association Citizenship
☐ General Partnership Citizenship
☐ Limited Partnership Citizenship
☐ Corporation Citizenship
☒ Other LLC Citizenship USA

If assignee is not domiciled in the United States, a domestic representative designation is attached: ☐ Yes ☐ No
(Designations must be a separate document from assignment)

3. Nature of conveyance)/Execution Date(s) :

Execution Date(s) AUGUST 26, 2009

☒ Assignment ☐ Merger
☐ Security Agreement ☐ Change of Name
☐ Other

4. Application number(s) or registration number(s) and identification or description of the Trademark.

A. Trademark Application No.(s)

B. Trademark Registration No.(s)
2,795,439

Additional sheet(s) attached? ☐ Yes ☒ No

C. Identification or Description of Trademark(s) (and Filing Date if Application or Registration Number is unknown):

5. Name & address of party to whom correspondence concerning document should be mailed:

Name: DAVID I. THOMPSON, ESQ.
Internal Address: SUITE 200
Street Address: 2901 N. CENTRAL AVENUE
City: PHOENIX
State: ARIZONA Zip: 85012-2705
Phone Number: (602) 285-5021
Fax Number: (602) 285-5100
Email Address: david.thompson@mwmf.com

6. Total number of applications and registrations involved: 1

7. Total fee (37 CFR 2.6(b)(6) & 3.41) $ 40.00

☐ Authorized to be charged to deposit account
☒ Enclosed

8. Payment Information:

Deposit Account Number
Authorized User Name

9. Signature: [signature]
Signature

8/31/09
Date

DAVID I. THOMPSON
Name of Person Signing

Total number of pages including cover sheet, attachments, and document: 6

Documents to be recorded (including cover sheet) should be faxed to (571) 273-0140, or mailed to:
Mail Stop Assignment Recordation Services, Director of the USPTO, P.O. Box 1450, Alexandria, VA 22313-1450

ASSIGNMENT

WHEREAS, DOCTORS FOR NUTRITION, INC., a California corporation ("Assignor"), of 415 S. Granados Avenue, Solana Beach, California 92075, has adopted, used and is using a mark which is registered in the United States Patent and Trademark Office, REGISTRATION NO. 2,795,439, dated December 16, 2003; and

WHEREAS, CEAUTAMED WORLDWIDE LLC, a Florida limited liability company ("Assignee") of 3604 S. Ocean Boulevard - Suite 105, Highland Beach, Florida 33487 is desirous of acquiring said mark and the registration thereof;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign unto Assignee all right, title and interest in and to the said mark, together with the good will of the business symbolized by the mark, and the above-identified registration thereof.

DATED this 26th day of August, 2009.

DOCTORS FOR NUTRITION, INC., a California corporation

By [signature]
Stuart A. Benson - CEO/President